UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest events reported)     September 27, 2002
                                                    ---------------------------
                                                      (September 26, 2002)
                                                    ---------------------------



                               PNM RESOURCES, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)


         New Mexico                   Commission                85-0468296
----------------------------    File Number 333-32170    -----------------------
(State or Other Jurisdiction                ---------        (I.R.S. Employer
     of Incorporation)                                   Identification) Number)



  Alvarado Square, Albuquerque, New Mexico                        87158
  ----------------------------------------                        -----
  (Address of principal executive offices)                     (Zip Code)



                                 (505) 241-2700
              (Registrant's telephone number, including area code)

                         ------------------------------
(Former name, former address and former fiscal year, if changed since last report)



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Item 5.  Other Events

The following is a press release issued by the Company on September 26, 2002.

                        PNM Declares Preferred Dividends

Albuquerque, NM, September 26, 2002 -- The Board of Directors of PNM, Public Service Company of New Mexico, on Monday declared the regular quarterly dividend of $1.145 per share on the 4.58 percent series of cumulative preferred stock. The dividend on the preferred stock is payable October 15, 2002, to shareholders of record on October 1, 2002.

PNM, Public Service Company of New Mexico, is the principal subsidiary of PNM Resources (NYSE:PNM), an energy holding company based in Albuquerque, New Mexico. Public Service Company of New Mexico serves more than 441,000 gas customers and 378,000 electric customers in New Mexico. The company also sells power on the wholesale market in the Western U.S.


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


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PNM RESOURCES, INC.
                                   ---------------------------------------------
                                                    (Registrant)


Date:  September 27, 2002                        /s/ John R. Loyack
                                   ---------------------------------------------
                                                   John R. Loyack
                                    Vice President and Chief Accounting Officer
                                   (Officer duly authorized to sign this report)


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